                                 EXHIBIT 10.3


Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

                                   Amendment No. 3

                 to the AIRBUS A300-600R FREIGHTER PURCHASE AGREEMENT

                               dated as of July 3, 1991

                                       between

                                    AVSA, S.A.R.L.

                                         and

                             FEDERAL EXPRESS CORPORATION

This Amendment No. 3 (hereinafter referred to as the "Amendment") is entered into as of March 28, 1995, by and between AVSA, S.A.R.L., a societe a responsabilite limitee organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the "Seller"), and FEDERAL EXPRESS CORPORATION, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located at 2005 Corporate Avenue, Memphis, Tennessee 38132, U.S.A. (hereinafter referred to as the "Buyer").

All capitalized terms not otherwise defined herein will have the meanings provided for in the Agreement (as defined hereinbelow). The terms "herein," "hereof" and "hereunder" and words of similar import refer to this Amendment. Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.


                                      Amdt. 3-1

                                      WITNESSETH

WHEREAS, the Buyer and the Seller are parties to that certain A300-600R Freighter Purchase Agreement dated as of July 3, 1991, relating to the sale by the Seller and the purchase by the Buyer of up to seventy-five (75) Airbus Industrie A300-600R freighter model aircraft (the "Aircraft") (comprising twenty-five (25) firmly ordered Airbus Industrie A300-600R freighter model aircraft (the "Firm Aircraft"), twenty-five (25) reconfirmable Airbus Industrie A300-600R freighter model aircraft for which the order may be reconfirmed (the "Reconfirmable Aircraft") and twenty-five (25) option Airbus Industrie A300-600R freighter model aircraft) which agreement, together with all Exhibits, Appendices and Letter Agreements attached thereto and as amended by Amendment No. 1, entered into as of October 2, 1992, and Amendment No. 2, entered into as of August 17, 1994, is hereinafter referred to as the "Agreement"; and

WHEREAS, the Buyer and the Seller agree to revise the delivery schedule for the twenty-five (25) Firm Aircraft;

NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

1.  DELIVERY SCHEDULE

    The Buyer has requested and the Seller hereby accepts certain changes to the delivery dates for certain Firm Aircraft:

    Firm a/c    current delivery date    requested delivery date
    --------    ---------------------    -----------------------
    No.  16             *                  June           1996
    No.  18             *                  September      1996
    No.  19             *                  October        1996
    No.  20             *                  June           1997
    No.  23             *                  September      1997
    No.  24             *                  October        1997
    No.  25             *                  June           1998

    As a consequence, the delivery schedule set forth in Subclause 9.1 of the Agreement in respect of Firm Aircraft and Reconfirmable Aircraft is hereby superseded and replaced as follows (the "Revised Schedule"):



*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.


                                      Amdt. 3-2

QUOTE
         Firm Aircraft No.      Month of Delivery
         -----------------      -----------------
               1                       *
               2                       *
               3                       *
               5                       *
               6                       *
               7                       *
               8                       *
               9                       *
              10                       *
              11                       *
              12                       *
              13                       *
              14                       *
              15                       *
              16                       *
              18                       *
              19                       *
              20                       *
              21                       *
              22                       *
              23                       *
              24                       *
              25                       *

   Reconfirmable Aircraft No.      Month of Delivery
   --------------------------      -----------------
              1                           *
              2                           *
              3                           *
              4                           *
              5                           *
              6                           *
              7                           *
              8                           *
              9                           *
             10                           *
             11                           *
             12                           *
             13                           *
             14                           *
             15                           *
             16                           *
             17                           *
             18                           *
             19                           *
             20                           *
             21                           *
             22                           *
             23                           *
             24                           *
             25                           *

    [*                           ]
UNQUOTE

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

                                      Amdt. 3-3

2.   PREDELIVERY PAYMENTS

     Upon signature of this Amendment, the Buyer will make all those Predelivery Payments that have not already been paid and that would have been due prior to signature of this Amendment with respect to the Aircraft under the Revised Schedule (the "Revised Predelivery Payments"), had the Aircraft delivery dates set forth in the Revised Schedule been the original dates of delivery.

     The Revised Predelivery Payments amount to
     [*                ], and shall be paid by the Buyer
     to the Seller no later than March 30, 1995.

     The schedule of Predelivery Payments attached as Exhibit 1 to this Amendment replaces and supersedes any previous schedule of Predelivery Payments.

3.   LETTER AGREEMENT NO. 1

     To take into account the Revised Schedule, Exhibit A to Letter Agreement No. 1 of the Agreement is hereby superseded and replaced as follows:

QUOTE
     Aircraft No.           *           Month of Delivery
     ------------        -------        -----------------
           1             *               *
           2             *               *
           3             *               *
           4             *               *
           5             *               *
           6             *               *
           7             *               *
           8             *               *
           9             *               *
          10             *               *
          11             *               *
          12             *               *
          13             *               *
          14             *               *
          15             *               *
          16             *               *
          17             *               *
          18             *               *
          19             *               *
          20             *               *
          21             *               *
          22             *               *
          23             *               *
          24             *               *
          25             *               *

     The months of delivery set forth above are in accordance with clause 9.1 of the Agreement and are subject to change as provided for in the Agreement.
UNQUOTE
*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

FDX-A300                           Amdt. 3-4

4.   EFFECT OF AMENDMENT

     The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.

     The Amendment will become effective upon the Seller's receipt of all Predelivery Payments due as described in Paragraph 2 of this Amendment.


5.   GOVERNING LAW

     THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PERFORMANCE OF THIS AMENDMENT WILL BE DETERMINED ALSO IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


6.   CONFIDENTIALITY

     Subject to any legal or governmental requirements of disclosure, the parties (which for this purpose will include their employees, agents and advisors) will maintain the terms and conditions of this Amendment and any reports or other data furnished hereunder strictly confidential. Without limiting the generality of the foregoing, the Buyer will use its best efforts to limit the disclosure of the contents of this Amendment to the extent legally permissible in any filing required to be made by the Buyer with any governmental agency and will make such applications as will be necessary to implement the foregoing. With respect to any public disclosure or filing, the Buyer agrees to submit to the Seller a copy of the proposed document to be filed or disclosed and will give the Seller a reasonable period of time in which to review the said document. The Buyer and Seller will consult with each other and obtain the other's written approval (not to be unreasonably withheld) prior to the making of any public disclosure or filing, otherwise permitted hereunder, of this Amendment or the terms and conditions thereof. The Buyer will make the final determination of the necessity of compliance by it with laws regarding public filings. The provisions of this Paragraph 6 will survive any termination of the Agreement.

FDX-A300                           Amdt. 3-5

     If the foregoing correctly sets forth our understanding, please execute the original and one (1) copy hereof in the space provided below and return a copy to the Seller.

                                        Very truly yours,

                                        AVSA, S.A.R.L.



                                        By: /s/ CHRISTOPHE MOUREY

                                        Its: AVSA Chief Executive
                                        Officer

Accepted and Agreed:

FEDERAL EXPRESS CORPORATION



By: /s/ JAMES R. PARKER

        Its: Vice President

        Date:  March 28, 1995


FDX-A300                           Amdt. 3-6

FEDERAL EXPRESS (FDX)
A300 Chronolog 1 Predelivery Payment Schedule at March 1995
The : 17/03/1995 - From : AVSA                         -Page : 1-

                                                                         AMOUNT
DUE DATE        A/C-ENG-MSN      A/C RK      DEL. DATE   PMT N     PT    DUE US$  TOTAL/DATE US$
--------        -----------      ------      ---------   -----     --    -------  --------------
3 Jul 1991     -B4 600F/GE/--       1            *         1       CH       *
               -B4 600F/GE/--       2            *         1       CH       *
               -B4 600F/GE/--       3            *         1       CH       *
               -B4 600F/GE/--       4            *         1       CH       *
               -B4 600F/GE/--       5            *         1       CH       *
               -B4 600F/GE/--       6            *         1       CH       *
               -B4 600F/GE/--       7            *         1       CH       *
               -B4 600F/GE/--       8            *         1       CH       *
               -B4 600F/GE/--       9            *         1       CH       *
               -B4 600F/GE/--      10            *         1       CH       *
               -B4 600F/GE/--      11            *         1       CH       *
               -B4 600F/GE/--      12            *         1       CH       *
               -B4 600F/GE/--      13            *         1       CH       *
               -B4 600F/GE/--      14            *         1       CH       *
               -B4 600F/GE/--      15            *         1       CH       *
               -B4 600F/GE/--      16            *         1       CH       *
               -B4 600F/GE/--      17            *         1       CH       *
               -B4 600F/GE/--      18            *         1       CH       *
               -B4 600F/GE/--      19            *         1       CH       *
               -B4 600F/GE/--      20            *         1       CH       *
               -B4 600F/GE/--      21            *         1       CH       *
               -B4 600F/GE/--      22            *         1       CH       *
               -B4 600F/GE/--      23            *         1       CH       *
               -B4 600F/GE/--      24            *         1       CH       *
               -B4 600F/GE/--      25            *         1       CH       *
               -B4 600F/GE/--      26            *        Dp       CH       *
               -B4 600F/GE/--      27            *        Dp       CH       *
               -B4 600F/GE/--      28            *        Dp       CH       *
               -B4 600F/GE/--      29            *        Dp       CH       *
               -B4 600F/GE/--      30            *        Dp       CH       *
               -B4 600F/GE/--      31            *        Dp       CH       *
               -B4 600F/GE/--      32            *        Dp       CH       *
               -B4 600F/GE/--      33            *        Dp       CH       *
               -B4 600F/GE/--      34            *        Dp       CH       *
               -B4 600F/GE/--      35            *        Dp       CH       *
               -B4 600F/GE/--      36            *        Dp       CH       *
               -B4 600F/GE/--      37            *        Dp       CH       *
               -B4 600F/GE/--      38            *        Dp       CH       *
               -B4 600F/GE/--      39            *        Dp       CH       *
               -B4 600F/GE/--      40            *        Dp       CH       *
               -B4 600F/GE/--      41            *        Dp       CH       *
               -B4 600F/GE/--      42            *        Dp       CH       *
               -B4 600F/GE/--      43            *        Dp       CH       *
               -B4 600F/GE/--      44            *        Dp       CH       *
               -B4 600F/GE/--      45            *        Dp       CH       *
               -B4 600F/GE/--      46            *        Dp       CH       *
               -B4 600F/GE/--      47            *        Dp       CH       *            *
15 Jul 1991    -B4 600F/GE/--       1            *         2       CH       *            *
15 Aug 1991    -B4 600F/GE/--       2            *         2       CH       *            *
15 Oct 1991    -B4 600F/GE/--       3            *         2       CH       *
               -B4 600F/GE/--       4            *         2       CH       *            *
16 Dec 1991    -B4 600F/GE/--       5            *         2       CH       *            *
17 Feb 1992    -B4 600F/GE/--       6            *         2       CH       *            *
15 May 1992    -B4 600F/GE/--       7            *         2       CH       *            *
15 Jun 1992    -B4 600F/GE/--       1            *         3       CH       *
               -B4 600F/GE/--       8            *         2       CH       *            *
15 Jul 1992    -B4 600F/GE/--       2            *         3       CH       *
               -B4 600F/GE/--      10            *         2       CH       *            *
17 Aug 1992    -B4 600F/GE/--       1            *         4       CH       *
               -B4 600F/GE/--       9            *         2       CH       *            *
15 Sep 1992    -B4 600F/GE/--       2            *         4       CH       *
               -B4 600F/GE/--       3            *         3       CH       *
               -B4 600F/GE/--       4            *         3       CH       *
               -B4 600F/GE/--      11            *         2       CH       *            *
15 Oct 1992    -B4 600F/GE/--       1            *         5       CH       *
               -B4 600F/GE/--      12            *         2       CH       *            *
16 Nov 1992    -B4 600F/GE/--       2            *         5       CH       *
               -B4 600F/GE/--       3            *         4       CH       *
               -B4 600F/GE/--       4            *         4       CH       *
               -B4 600F/GE/--       5            *         3       CH       *
               -B4 600F/GE/--      10            *         3       CH       *            *
15 Jan 1993    -B4 600F/GE/--       3            *         5       CH       *
               -B4 600F/GE/--       4            *         5       CH       *
               -B4 600F/GE/--       5            *         4       CH       *
               -B4 600F/GE/--       6            *         3       CH       *
               -B4 600F/GE/--      11            *         3       CH       *            *
15 Feb 1993    -B4 600F/GE/--      12            *         3       CH       *
               -B4 600F/GE/--      14            *         2       CH       *            *
15 Mar 1993    -B4 600F/GE/--       5            *         5       CH       *
               -B4 600F/GE/--       6            *         4       CH       *
               -B4 600F/GE/--      15            *         2       CH       *            *
15 Apr 1993    -B4 600F/GE/--       7            *         3       CH       *            *
17 May 1993    -B4 600F/GE/--       6            *         5       CH       *
               -B4 600F/GE/--       8            *         3       CH       *
               -B4 600F/GE/--      10            *         4       CH       *
               -B4 600F/GE/--      16            *         2       CH       *            *
15 Jun 1993    -B4 600F/GE/--       7            *         4       CH       *
               -B4 600F/GE/--      14            *         3       CH       *            *
15 Jul 1993    -B4 600F/GE/--       8            *         4       CH       *
               -B4 600F/GE/--       9            *         3       CH       *
               -B4 600F/GE/--      11            *         4       CH       *
               -B4 600F/GE/--      15            *         3       CH       *
               -B4 600F/GE/--      17            *         2       CH       *            *
16 Aug 1993    -B4 600F/GE/--       7            *         5       CH       *
               -B4 600F/GE/--      12            *         4       CH       *            *
15 Sep 1993    -B4 600F/GE/--       8            *         5       CH       *
               -B4 600F/GE/--       9            *         4       CH       *
               -B4 600F/GE/--      16            *         3       CH       *            *
15  Nov 1993   -B4 600F/GE/--       9            *         5       CH       *
               -B4 600F/GE/--      17            *         3       CH       *            *
15 Dec 1993    -B4 600F/GE/--      10            *         5       CH       *
               -B4 600F/GE/--      14            *         4       CH       *            *
17 Jan 1994    -B4 600F/GE/--      15            *         4       CH       *            *
15 Feb 1994    -B4 600F/GE/--      11            *         5       CH       *
               -B4 600F/GE/--      18            *         2       CH       *            *
15 Mar 1994    -B4 600F/GE/--      12            *         5       CH       *
               -B4 600F/GE/--      16            *         4       CH       *


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

A300 - FEDERAL EXPRESS (FDX)
The: 17/03/1995 - from : AVSA                          Page : 3

                                                                   AMOUNT
   DUE DATE    A/C-ENG-MSN     A/C RK    DEL. DATE   PMT N    PT   DUE US$  TOTAL/DATE US$
   --------    --------------  ------    ---------   -----   ----  -------  --------------
15 Mar 1994    -B4 600F/GE/--   19            *        2      CH      *           *

16 May 1994    -B4 600F/GE/--   17            *        4      CH      *
               -B4 600F/GE/--   20            *        2      CH      *           *

15 Jun 1994    -B4 600F/GE/--   18            *        3      CH      *           *

15 Jul 1994    -B4 600F/GE/--   14            *        5      CH      *
               -B4 600F/GE/--   19            *        3      CH      *
               -B4 600F/GE/--   21            *        2      CH      *           *

15 Aug 1994    -B4 600F/GE/--   15            *        5      CH      *           *

17 Aug 1994    -B4 600F/GE/--   13            *        2      CH      *
               -B4 600F/GE/--   13            *        3      CH      *
               -B4 600F/GE/--   13            *        4      CH      *
               -B4 600F/GE/--   13            *        5      CH      *           *

15 Sep 1994    -B4 600F/GE/--   20            *        3      CH      *
               -B4 600F/GE/--   22            *        2      CH      *           *

17 Oct 1994    -B4 600F/GE/--   16            *        5      CH      *           *

15 Nov 1994    -B4 600F/GE/--   21            *        3      CH      *           *

15 Dec 1994    -B4 600F/GE/--   17            *        5      CH      *
               -B4 600F/GE/--   18            *        4      CH      *           *

16 Jan 1995    -B4 600F/GE/--   19            *        4      CH      *
               -B4 600F/GE/--   22            *        3      CH      *           *

15 Feb 1995    -B4 600F/GE/- -  23            *        2      CH      *           *

15 Mar 1995    -B4 600F/GE/--   20            *        4      CH      *
               -B4 600F/GE/--   24            *        2      CH      *           *

30 Mar 1995    -B4 600F/GE/--   18            *        5      CH      *
               -B4 600F/GE/--   19            *        5      CH      *
               -B4 600F/GE/--   23            *        3      CH      *
               -B4 600F/GE/--   24            *        3      CH      *           *

15 May 1995    -B4 600F/GE/--   21            *        4      CH      *           *

15 Jun 1995    -B4 600F/GE/--   25            *        2      CH      *           *

17 Jul 1995    -B4 600F/GE/--   22            *        4      CH      *
               -B4 600F/GE/--   23            *        4      CH      *
               -B4 600F/GE/--   26            *        1      CH      *           *

15 Aug 1995    -B4 600F/GE/--   24            *        4      CH      *           *

16 Oct 1995    -B4 600F/GE/--   25            *        3      CH      *
               -B4 600F/GE/--   27            *        1      CH      *           *

15 Nov 1995    -B4 600F/GE/--   20            *        5      CH      *
               -B4 600F/GE/--   26            *        2      CH      *           *

15 Dec 1995    -B4 600F/GE/--   21            *        5      CH      *           *

15 Feb 1996    -B4 600F/GE/--    2            *        5      CH      *
               -B4 600F/GE/--   23            *        5      CH      *
               -B4 600F/GE/--   27            *        2      CH      *
               -B4 600F/GE/--   28            *        1      CH      *           *

15 Mar 1996    -B4 600F/GE/--   24            *        5      CH      *
               -B4 600F/GE/--   29            *        1      CH      *           *

15 Apr 1996    -B4 600F/GE/--   25            *        4      CH      *           *

*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

A300 - FEDERAL EXPRESS (FDX)
The: 17/03/1995 - from : AVSA                          Page : 4

                                                                   AMOUNT
   DUE DATE    A/C-ENG-MSN     A/C RK    DEL. DATE   PMT N    PT   DUE US$  TOTAL/DATE US$
   --------    --------------  ------    ---------   -----   ----  -------  --------------
15 May 1996    -B4 600F/GE/--   26            *        3      CH      *
               -B4 600F/GE/--   30            *        1      CH      *           *

17 Jun 1996    -B4 600F/GE/--   28            *        2      CH      *           *

15 Jul 1996    -B4 600F/GE/--   29            *        2      CH      *
               -B4 600F/GE/--   31            *        1      CH      *           *

15 Aug 1996    -B4 600F/GE/--   27            *        3      CH      *           *

16 Sep 1996    -B4 600F/GE/--   30            *        2      CH      *
               -B4 600F/GE/--   32            *        1      CH      *           *

15 Oct 1996    -B4 600F/GE/--   33            *        1      CH      *           *

15 Nov 1996    -B4 600F/GE/--   25            *        5      CH      *
               -B4 600F/GE/--   31            *        2      CH      *           *

16 Dec 1996    -B4 600F/GE/--   26            *        4      CH      *
               -B4 600F/GE/--   28            *        3      CH      *           *

15 Jan 1997    -B4 600F/GE/--   29            *        3      CH      *
               -B4 600F/GE/--   32            *        2      CH      *           *

17 Feb 1997    -B4 600F/GE/--   33            *        2      CH      *
               -B4 600F/GE/--   34            *        1      CH      *           *

17 Mar 1997    -B4 600F/GE/--   27            *        4      CH      *
               -B4 600F/GE/--   30            *        3      CH      *
               -B4 600F/GE/--   35            *        1      CH      *           *

15 May 1997    -B4 600F/GE/--   31            *        3      CH      *
               -B4 600F/GE/--   36            *        1      CH      *           *

16 Jun 1997    -B4 600F/GE/--   34            *        2      CH      *           *

15 Jul 1997    -B4 600F/GE/--   28            *        4      CH      *
               -B4 600F/GE/--   32            *        3      CH      *
               -B4 600F/GE/--   35            *        2      CH      *
               -B4 600F/GE/--   37            *        1      CH      *           *

15 Aug 1997    -B4 600F/GE/--   29            *        4      CH      *
               -B4 600F/GE/--   33            *        3      CH      *           *

15 Sep 1997    -B4 600F/GE/--   36            *        2      CH      *
               -B4 600F/GE/--   38            *        1      CH      *           *

15 Oct 1997    -B4 600F/GE/--   30            *        4      CH      *
               -B4 600F/GE/--   39            *        1      CH      *           *

17 Nov 1997    -B4 600F/GE/--   37            *        2      CH      *           *

15 Dec 1997    -B4 600F/GE/--   31            *        4      CH      *
               -B4 600F/GE/--   34            *        3      CH      *           *

15 Jan 1998    -B4 600F/GE/--   35            *        3      CH      *
               -B4 600F/GE/--   38            *        2      CH      *           *

16 Feb 1998    -B4 600F/GE/--   32            *        4      CH      *
               -B4 600F/GE/--   39            *        2      CH      *
               -B4 600F/GE/--   40            *        1      CH      *           *

16 Mar 1998    -B4 600F/GE/--   33            *        4      CH      *
               -B4 600F/GE/--   36            *        3      CH      *
               -B4 600F/GE/--   41            *        1      CH      *           *

15 May 1998    -B4 600F/GE/--   37            *        3      CH      *
               -B4 600F/GE/--   42            *        1      CH      *           *


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.

A300 - FEDERAL EXPRESS (FDX)
The: 17/03/1995 - from : AVSA                          Page : 5

                                                                   AMOUNT
   DUE DATE    A/C-ENG-MSN     A/C RK    DEL. DATE   PMT N    PT   DUE US$  TOTAL/DATE US$
   --------    --------------  ------    ---------   -----   ----  -------  --------------
15 Jun 1998    -B4 600F/GE/--   40            *        2      CH      *           *
15 Jul 1998    -B4 600F/GE/--   34            *        4      CH      *
               -B4 600F/GE/--   38            *        3      CH      *
               -B4 600F/GE/--   41            *        2      CH      *
               -B4 600F/GE/--   43            *        1      CH      *           *

17 Aug 1998    -B4 600F/GE/--   35            *        4      CH      *
               -B4 600F/GE/--   39            *        3      CH      *           *

15 Sep 1998    -B4 600F/GE/--   42            *        2      CH      *
               -B4 600F/GE/--   44            *        1      CH      *           *

15 Oct 1998    -B4 600F/GE/--   36            *        4      CH      *
               -B4 600F/GE/--   45            *        1      CH      *           *

16 Nov 1998    -B4 600F/GE/--   43            *        2      CH      *           *

15 Dec 1998    -B4 600F/GE/--   37            *        4      CH      *
               -B4 600F/GE/--   40            *        3      CH      *           *

15 Jan 1999    -B4 600F/GE/--   41            *        3      CH      *
               -B4 600F/GE/--   44            *        2      CH      *           *

15 Feb 1999    -B4 600F/GE/--   38            *        4      CH      *
               -B4 600F/GE/--   45            *        2      CH      *
               -B4 600F/GE/--   46            *        1      CH      *           *

15 Mar 1999    -B4 600F/GE/--   39            *        4      CH      *
               -B4 600F/GE/--   42            *        3      CH      *
               -B4 600F/GE/--   47            *        1      CH      *           *

17 May 1999    -B4 600F/GE/--   43            *        3      CH      *           *

15 Jun 1999    -B4 600F/GE/--   46            *        2      CH      *           *

15 Jul 1999    -B4 600F/GE/--   40            *        4      CH      *
               -B4 600F/GE/--   44            *        3      CH      *
               -B4 600F/GE/--   47            *        2      CH      *           *

16 Aug 1999    -B4 600F/GE/--   41            *        4      CH      *
               -B4 600F/GE/--   45            *        3      CH      *           *

15 Oct 1999    -B4 600F/GE/--   42            *        4      CH      *           *

15 Dec 1999    -B4 600F/GE/--   43            *        4      CH      *
               -B4 600F/GE/--   46            *        3      CH      *           *

17 Jan 2000    -B4 600F/GE/--   47            *        3      CH      *           *

15 Feb 2000    -B4 600F/GE/--   44            *        4      CH      *           *

15 Mar 2000    -B4 600F/GE/--   45            *        4      CH      *           *

17 Jul 2000    -B4 600F/GE/--   46            *        4      CH      *           *

15 Aug 2000    -B4 600F/GE/--   47            *        4      CH      *           *
                                                   Total Due                      *


*Blank space contained confidential information which has been filed separately with the Securities and Exchange commission pursuant to Rule 24b-2 under the Securities Exchance Act of 1934.